Exhibit 10.2

AMENDMENT TO LICENSE AGREEMENT

This AMENDMENT TO LICENSE AGREEMENT (“Amendment”) is entered into as of February 19, 2014 (the “Amendment Effective Date”), by and between Alfred E. Mann Foundation for Scientific Research (“AMF”) and Axonics Modulation Technologies, Inc., a Delaware corporation (“Licensee”).

RECITALS

WHEREAS, AMF and License are parties to that certain License Agreement, dated as of October 1, 2013 (the “License Agreement”), pursuant to which AMF granted Licensee certain rights to develop and commercialize Epione;

WHEREAS, immediately following the execution of this Amendment, Licensee wishes to enter into that certain Series A Stock Purchase Agreement (the “Stock Purchase Agreement”), pursuant to which Licensee will issue and sell up to 1,625,000 shares of Series A Preferred Stock Purchase Agreement, $0.0001 par value per share (“Series A Preferred Stock”) to certain investors set forth on the Stock Purchase Agreement (the “Series A Financing”);

WHEREAS, as a condition to the Series A Financing, the investors have requested that Licensee and AMP amend the License Agreement to extend the Territory to the entire world and include an Additional Field within the scope of the licenses granted therein; and

WHEREAS, AMP and Licensee wish to amend the License Agreement to, among other things, revise the Territory and include an Additional Field within the scope of the Field, subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to this Amendment as follows:

1. Defined Terms. The capitalized terms used but not defined herein have the respective meanings ascribed to them in the License Agreement.

2. Amendment of Schedule A. Schedule A of the Agreement shall be amended and replaced in its entirety with Schedule A attached as Exhibit A to this Amendment.

3. Amendment of Section 1.11. The definition of the term “Epione” in Section 1.11 of the Agreement shall be amended and restated as follows:

“1.11 “Epione” means the Epione implantable pulse generator, leads, external pulse generator, charging system and related system components and software in development at AMF as of the Effective Date, and any and all improvements to that system made by Licensee or Controlled by AMP during the term of this Agreement, provided that “Epione” excludes any implantable pulse generator (a) with an axial dimension equal to or less than [***] ([***]) millimeters, and a major or largest lateral dimension of equal to or less than [***] ([***]) millimeters measured in any direction that is transverse to the direction of the axial dimension, or (b) having a volume equal to or less than [***] ([***]) cubic centimeters.”

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4. Inclusion of Additional Field.

4.1 Additional Field. The term “Field” shall include the Additional Field described in Section 4.3(a)(iv) of “treatment of urinary and focal dysfunction in humans through the application of electrical energy anywhere in or on our body.”

4.2 Consideration. As consideration for the inclusion of an Additional Field within the scope of the License Agreement, in lieu of the payment of $1,000,000 to AMF as set forth in Section 4.3 of the License Agreement, Licensee shall issue and grant to AMF 50,000 shares of Series A Preferred Stock, $0.0001 par value per share for an aggregate value of $1,000,000 pursuant to the terms and conditions set forth in the Stock Purchase Agreement.

5. Revision of Territory.

5.1 Amendment of Section 1.13. The definition of the term “Ex-U.S. License Agreement” shall be deleted in its entirety and replaced by the word “Omitted.”

5.2 Amendment of Section 1.31. The definition of the term “Territory” shall be amended as restated as follows:

“1.31 “Territory” means the entire world.”

5.3 Amendment of Section 5.1. The words “and Ex U.S. License Agreement shall be deleted from Section 5.1.

5.4 Amendment of Section 5.2(d). The last sentence of Section 5.2(d) of the License Agreement shall be deleted in its entirety and Section 5.2(d) shall read as:

“(d) In the event that the royalties payable under Section 5.2(a) are less than the Minimum Royalties for any calendar year beginning with 2018, AMF may, at its election, either (i) convert the exclusive licenses set forth in Section 2.1, or (ii) terminate this Agreement, in each case ((i) and (ii)) effective upon sixty (60) days prior written notice to Licensee, provided however, that Licensee shall have the option at any time prior to the end of such sixty (60) days to pay to AMF the shortfall between the Minimum Royalties for such calendar year and the actual royalties paid or payable under Section 5.2(a), in which event the exclusive licenses set forth in Section 2.1 shall continue and this Agreement shall not terminate.”

5.5 Amendment of Section 9.6. Section 9.6 of the Agreement shall be deleted in its entirety and replaced by the word “Omitted.”

6. Amendment of Section 4.2(b). Section 4.2(b) of the Agreement shall be amended and restated in its entirety as follows:

“(b) Axonics will pay AMF for all Engineering Services performed by AMF’s personnel at the hourly rate paid by AMF plus [***] ([***]). Additionally, Axonics will pay for any equipment used and/or processes included in the Engineering Services at the rates set forth in Schedule B, attached hereto. If

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

equipment used or processes completed are not set forth on Schedule B, the Parties will negotiate a reasonable rate based on the acknowledgement set forth in the next sentence. The Parties acknowledge that in all cases the fees payable by Axonics for equipment and/or processes used at AMF in connection with the Engineering Services shall be fair market value, but in no event less than AMF’s fully burdened costs. Axonics will reimburse AMF for out-of-pocket costs incurred for materials and/or Engineering Services required under and specified in the work plan agreed to by the Parties, plus a [***] ([***]) administrative fee. In addition, Axonics will reimburse AMF for all reasonable out-of-pocket expenses associated with travel and lodging incurred by AMP’s service providers on behalf of Axonics if any such travel is undertaken at Axonics’ written request and receipts for those expenses are submitted with the invoice for the period in which the travel occurred.”

7. Amendment of Schedule B. Schedule B of the Agreement shall be amended and restated in its entirety with Schedule B attached as Exhibit B to this Amendment.

8. Continuing Effect. All references to the “Agreement” in the License Agreement shall hereinafter refer to the Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the License Agreement shall remain in full force and effect in accordance with its terms. Sections or other headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment; and no provision of this Amendment shall be interpreted for or against any party because that party or its legal representative drafted the provision.

9. Counterparts. This Amendment may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.

[Signature Page Follows]

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first set forth above.

ALFRED E. MANN FOUNDATION FOR SCIENTIFIC RESEARCH

By:	/s/ David Hankin

Name:	David Hankin

Title:	CEO

Date:	February 19, 2014

AXONICS MODULATION TECHNOLOGIES, INC.

By:	/s/ Raymond W. Cohen

Name:	Raymond W. Cohen

Title:	CEO

Date:	February 19, 2014

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT A

SCHEDULE A TO THE LICENSE AGREEMENT

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Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT B

SCHEDULE B TO THE LICENSE AGREEMENT

Engineering Services Fees

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Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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Set up charges and material supplied by AMF will be shown on the quote/each job	TBD based on job complexity, min 1 hr rate

Confidential treatment has been requested for portions of this exhibit under 17 C.F.R. Sections §§ 200.80(b)(4) and 230.406. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.